Capital Management	12 Months Ended
Dec. 31, 2019
Text block1 [abstract]
Capital Management
13.	CAPITAL MANAGEMENT
The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios to support its business and maximize the stockholders’ value. The Company also ensures its ability to operate continuously to provide returns to stockholders and the interests of other related parties, while maintaining the optimal capital structure to reduce costs of capital.
To maintain or adjust the capital structure, the Company may adjust the dividend payment to stockholders, return capital to stockholders, issue new shares or dispose assets to redeem liabilities.
Similar to its peers, the Company monitors its capital based on debt to capital ratio. The ratio is calculated as the Company’s net debt divided by its total capital. The net debt is derived by taking the total liabilities on the consolidated balance sheets minus cash and cash equivalents. The total capital consists of total equity (including capital, additional paid-in
capital, retained earnings, other components of equity and
non-controlling
interests) plus net debt.
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2018 and 2019 were as follows:

	As of December 31,
	2018	2019
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$158,199,746	$163,347,778
Less: Cash and cash equivalents	(83,661,739)	(95,492,477)

Net debt	74,538,007	67,855,301
Total equity	204,397,483	202,913,915

Total capital	$278,935,490	$270,769,216

Debt to capital ratios	26.72%	25.06%